UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2012

AMERIGROUP CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-31574	54-1739323
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4425 Corporation Lane Virginia Beach, Virginia		23462
(Address of Principal Executive Offices)		(Zip Code)

(757) 490-6900

Registrant’s telephone number, including area code

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Status of Regulatory Approvals

On November 26, 2012, WellPoint, Inc. (“WellPoint”) submitted certain information to the Washington State Office of the Insurance Commissioner (the “Washington OIC”), including a chart detailing the status of state regulatory approvals with respect to WellPoint’s pending acquisition of AMERIGROUP Corporation (“Amerigroup”), which was previously announced on July 9, 2012. The chart, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference, indicates that all states except Washington have approved WellPoint’s proposed acquisition of Amerigroup, in certain cases with limited conditions, including the states of Florida, Georgia, Kansas, Louisiana, Maryland, Nevada, New Jersey, New Mexico, New York, Ohio, Tennessee and Texas. In connection with the submission of information to the Washington OIC, WellPoint also provided the Washington OIC with an update on the status of the United States Department of Justice (the “DOJ”) antitrust review of the proposed acquisition. WellPoint and Amerigroup expect the DOJ to complete its antitrust review by the first week of December 2012. The closing of WellPoint’s acquisition of Amerigroup is expected to occur as soon as practicable after the Washington OIC’s hearing to consider, and approval of, the proposed acquisition. The Washington OIC has not yet scheduled a date for the hearing.

Sale of Virginia Health Plan

As previously announced on September 28, 2012, Amerigroup entered into a definitive agreement to sell its Virginia health plan to Inova Health System. Amerigroup expects to close the sale of its Virginia health plan on November 30, 2012, subject to the receipt of customary regulatory approvals and standard closing conditions.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “should”, “estimates”, “intends”, “plans” and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to obtain regulatory approval or consummate the sale of Amerigroup Virginia, Inc., the failure to receive, on a timely basis or otherwise, the required approvals by government or regulatory agencies related to the WellPoint transaction; the risk that a condition to closing of the proposed WellPoint transaction may not be satisfied; Amerigroup’s and WellPoint’s ability to consummate the merger; the ability of Amerigroup to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the WellPoint transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which Amerigroup and WellPoint operate, as detailed from time to time in each of Amerigroup’s and WellPoint’s reports filed with the Securities and Exchange Commission. There can be no assurance that the proposed transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in Amerigroup’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and Item 1.A in Amerigroup’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012. Amerigroup cautions that the foregoing list of important factors that may affect future results is not exhaustive. The forward-looking statements contained herein speak only as of the date of this communication. Amerigroup undertakes no obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Form A Approvals from Insurance Regulators as of November 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP CORPORATION

By:	/s/ Nicholas J. Pace
	Name:	Nicholas J. Pace
	Title:	Executive Vice President, General Counsel and Secretary

Date: November 26, 2012

Exhibit Number	Description

99.1	Form A Approvals from Insurance Regulators as of November 26, 2012